SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                Date of Report: February 2, 1999



                   SUARRO COMMUNICATIONS, INC.
                   ---------------------------
      (Exact name of registrant as specified in its charter)

                 COMTECH CONSOLIDATION GROUP, INC.
                 ---------------------------------
               (Former Name of Small Business Issuer)


                             NEVADA
                             ------
          (State or other jurisdiction of incorporation)


       0-23512                                      84-1273503
       -------                                      ----------
(Commission File No.)                             (IRS Employer
                                                Identification No.)

                      6 Venture, Suite 207
                           Irvine, CA
                           ----------
             (Address of principal executive offices)



Registrant's telephone number, including area code: (949) 453-9262




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
Item 5.  Other Events.

     On or about June 20, 1997 the Registrant filed a report on Form 8-K advising of the acquisition of Internet Consolidation Group, Inc. ("ICG"), a Texas corporation, among other matters. Included in the applicable agreement between the Company and ICG was a provision allowing either party to rescind this transaction, provided that applicable notice was tendered. On or about July 23, 1997, ICG did forward such notice to the Company wherein it did elect to rescind the ICG transaction. As part of the terms of this rescission, the name of the Company was again amended to be "Suarro Communications, Inc." In addition, former management of the Company reassumed their respective positions with the Company. The Registrant hereby incorporates by reference the "Management" section of the Company's annual report on Form 10-KSB for the fiscal year ended April 30, 1998, as if set forth herein.




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
                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SUARRO COMMUNICATIONS, INC.
                         f/k/a COMTECH CONSOLIDATION GROUP, INC.



                         By:   s/Adam Stull
                            -------------------------------------
                            Adam Stull, President

Dated:  February 2, 1999




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